April 30, 1998, Revised October 30, 1998

NEWPORT TIGER FUND

Prospectus

Before You Invest

Colonial Management Associates, Inc. (Administrator) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Newport Tiger Fund (Fund), a diversified portfolio of Colonial Trust VII (Trust), an open-end management investment company, seeks capital appreciation by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

The Fund is managed by Newport Fund Management, Inc. (Advisor), an investment advisor since 1984 and an affiliate of the Administrator.

The Fund is the successor by merger to the Newport Tiger Fund (predecessor Newport Fund). The merger occurred on March 24, 1995. All references to the Fund as of a time prior to such date are to the predecessor Newport Fund.

This Prospectus explains concisely what you should know before investing in shares of the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the April 30, 1998 Statement of Additional Information, which has been filed with the Securities and Exchange Commission (SEC) and is obtainable free of charge by calling the Administrator at 1-800-426-3750.

The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers multiple classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an


                                                                 NT-01/171G-1198

annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Each of Class A, B and C shares is subject to a contingent redemption fee on redemptions and exchanges made within five business days of purchase. Class B shares automatically convert to Class A shares after approximately eight years. Class T shares may be purchased only by shareholders of the predecessor Newport Fund as of March 24, 1995, who paid a sales charge when they purchased shares of the Fund and who continue to hold Class T shares at the time of purchase. See "How to Buy Shares."

Contents                                               Page
Summary of Expenses                                      2
The Fund's Financial History                             3
The Fund's Investment Objective                          7
How the Fund Pursues its Objective                       7
     and Certain Risk Factors
How the Fund Measures its Performance                    9
How the Fund is Managed                                  9
Year 2000                                               10
How the Fund Values its Shares                          10
Distributions and Taxes                                 10
How to Buy Shares                                       10
How to Sell Shares                                      13
How to Exchange Shares                                  13
Telephone Transactions                                  14
12b-1 Plan                                              14
Organization and History                                15

This Prospectus is also available on-line at our Web site
(http://www.libertyfunds.com). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

-------------------------  ---------------------------------

      Not FDIC-Insured        May lose value
                              No bank guarantee

-------------------------  ----------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary of Expenses

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual operating expenses, adjusted to reflect current fees, for an investment in the Class A, B, C and T shares of the Fund. See "How the Fund is Managed" and "12b-1 Plan" for a more complete description of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

                                                                     Class A       Class B        Class C       Class T
  Maximum Initial Sales Charge Imposed
    on a Purchase  (as a % of offering price) (3)                     5.75%          0.00%(4)      0.00%(4)       5.75%
  Maximum Contingent Deferred Sales Charge
    (as a % of offering price) (3)                                    1.00%(5)       5.00%         1.00%          1.00%(5)
  Maximum Contingent Redemption Fee (3) (6)                           2.00%          2.00%         2.00%          2.00%

(1)        For accounts less than $1,000 an annual fee of $10 may be deducted.
           See "How to Buy Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)        Does not apply to reinvested distributions.

(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(6) A contingent redemption fee in the amount of 2.00% is imposed on redemptions and exchanges of Fund shares purchased and held for five business days or less. See "Contingent Redemption Fee" under the caption "How to Sell Shares."


Annual Operating Expenses (as a % of average net assets)

                                                Class A               Class B               Class C               Class T
Management and administration fees                1.01%                 1.01%                 1.01%                 1.01%
12b-1 fees                                        0.25                  1.00                  1.00                  0.00
Other expenses                                    0.45                  0.45                  0.45                  0.45
                                                  ----                  ----                  ----                  ----
Total operating expenses                          1.71%                 2.46%                 2.46%                 1.46%
                                                  ====                  ====                  ====                  ====

Example
The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in the Class A, B, C and T shares of the Fund for the periods specified, assuming a 5% annual return and redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                                     Class A                  Class B                     Class C                  Class T
Period:                                                  (7)           (8)           (7)           (8)
 1 year                                $74                $75           $25           $35           $25              $72
 3 years                              $108               $107           $77           $77 (9)       $77             $101
 5 years                              $145               $151          $131          $131          $131             $133
10 years                              $248               $261 (10)     $261 (10)     $280          $280             $222

(7)        Assumes redemption at period end.

(8)        Assumes no redemption.

(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

(10) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout the years ended December 31, 1997, 1996 and 1995 have been audited by PricewaterhouseCoopers LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The information presented for each period throughout December 31, 1994 has been audited by Tait, Weller and Baker, independent accountants, whose report expressed an unqualified opinion on the financial highlights. The information presented includes Class Z shares offered by the Fund through a separate Prospectus. The Fund's current multi-class structure was not in operation prior to March 24, 1995.


                                                                  Year ended December 31
                                       --------------------------------------------------------------------------------------
                                                       Class A                                     Class B
                                       -----------------------------------------       ---------------------------------------
                                          1997          1996          1995(a)           1997          1996          1995(a)

Net asset value - Beginning of period     $13.750       $12.460       $10.860           $13.640       $12.390       $10.860
                                          -------       -------       -------           -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(loss)(b)              0.081 (c)     0.083         0.067            (0.011) (c)   (0.016)       (0.003)
Net realized and unrealized
 gain (loss)(b)                            (4.735)        1.278         1.617            (4.667)        1.275         1.594
                                          -------       -------       -------           -------       -------       -------
  Total from Investment Operations         (4.654)        1.361         1.684            (4.678)        1.259         1.591
                                          -------       -------       -------           -------       -------       -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                 (0.034)       (0.067)       (0.060)               --        (0.005)       (0.037)
From net realized gains                    (0.042)       (0.004)       (0.024)           (0.042)       (0.004)       (0.024)
                                          -------       -------       -------           -------       -------       -------
  Total Distributions Declared to
    Shareholders                           (0.076)       (0.071)       (0.084)           (0.042)       (0.009)       (0.061)
                                          -------       -------       -------           -------       -------       -------
Net asset value - End of period            $9.020       $13.750       $12.460            $8.920       $13.640       $12.390
                                          =======       =======       =======           =======       =======       =======
Total return(d)                           (33.95)%       10.94%        15.52% (g)       (34.41)%       10.16%        14.65% (g)
                                          =======       =======       =======           =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.73% (e)     1.74% (e)     1.37% (g) (h)     2.48% (e)     2.49% (e)     1.93% (g) (h)
Net investment income (loss)                0.64% (e)     0.62% (e)     0.28% (g) (h)   (0.11)% (e)   (0.13)% (e)   (0.28)% (g) (h)
Portfolio turnover                            12%            6%            4%               12%            6%           4%
Average commission rate(f)               $0.0085       $0.0179            --           $0.0085       $0.0179            --
Net assets at end of period (000)       $323,407      $568,497      $196,870          $362,442      $572,089     $112,588

--------------------------------------


(a) Class A and Class B shares were initially offered on April 1, 1995. Per share data reflects activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Includes distribution from Hong Kong Electric Holdings Ltd. which amounted to $0.015 per share.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g) Not annualized.

(h) The benefits derived from custody credits and brokerage arrangements had an impact of 0.07% on Class A and Class B shares. Prior years' ratios are net of benefits received, if any.

                                                                  Year ended December 31
                                       --------------------------------------------------------------------------------------
                                                       Class C(a)                                  Class T
                                       -----------------------------------------       ---------------------------------------
                                          1997          1996          1995(b)           1997          1996          1995(c)

Net asset value - Beginning of period     $13.640       $12.410       $10.860           $13.750       $12.450       $10.800
                                          -------       -------       -------           -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(loss)(d)             (0.012) (h)   (0.016)       (0.003)            0.112 (h)     0.116         0.099 (k)
Net realized and unrealized
 gain(loss)(d)                             (4.666)        1.270         1.615            (4.740)        1.281         1.656
                                          -------       -------       -------           -------       -------       -------
  Total from Investment Operations         (4.678)        1.254         1.612            (4.628)        1.397         1.755
                                          -------       -------       -------           -------       -------       -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                     --            --        (0.038)           (0.070)       (0.093)       (0.081)
From net realized gains                    (0.042)       (0.004)       (0.024)           (0.042)       (0.004)       (0.024)
                                          -------       -------       -------           -------       -------       -------
  Total Distributions Declared to
    Shareholders                           (0.042)       (0.004)       (0.062)           (0.112)       (0.097)       (0.105)
                                          -------       -------       -------           -------       -------       -------
Net asset value - End of period            $8.940       $13.640       $12.410            $9.010       $13.750       $12.450
                                          =======       =======       =======           =======       =======       =======
Total return(e)                          (34.36)%        10.11%        14.85% (i)      (33.76)%        11.24%        16.28%
                                          =======       =======       =======           =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                    2.48% (f)     2.49% (f)     1.93% (i) (j)     1.48% (f)     1.49% (f)     1.60% (j)
Net investment income (loss)              (0.11)% (f)   (0.13)% (f)   (0.28)% (i) (j)     0.89% (f)     0.87% (f)     0.75% (j)
Portfolio turnover                            12%            6%            4%               12%            6%            4%
Average commission rate(g)               $0.0085       $0.0179            --           $0.0085       $0.0179            --
Net assets at end of period (000)        $62,703      $108,785       $21,420           $82,095      $187,659      $195,986

--------------------------------------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

(b) Class D shares were initially offered on April 1, 1995. Per share data reflects activity from that date.

(c) The predecessor Newport Fund was reorganized as Newport Tiger Fund on April 1, 1995. Under the plan of reorganization, existing shareholders of the predecessor Newport Fund received Class T or Class Z shares of Newport Tiger Fund. The financial highlights for Classes T and Z are presented as if the reorganization had occurred on January 1, 1995.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share trades on which commissions are charged.

(h) Includes distribution from Hong Kong Electric Holdings Ltd. which amounted to $0.015 per share.

(i) Not annualized.

(j) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.07% on Class D and 0.11% on Class T. Prior years ratios are net of benefits received, if any.

(k) Includes distribution from Taiwan Fund which amounted to $0.013 per share.

                                                Year ended December 31
                                       -----------------------------------------
                                                        Class Z
                                       -----------------------------------------
                                          1997          1996          1995(f)

Net asset value - Beginning of period     $13.750       $12.450       $10.800
                                          -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(loss)(a)             (0.112) (e)    0.116         0.099 (h)
Net realized and unrealized
 gain(a)                                   (4.740)        1.281         1.656
                                          -------       -------       -------
  Total from Investment Operations         (4.628)        1.397         1.755
                                          -------       -------       -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                 (0.070)       (0.093)       (0.081)
From net realized gains                    (0.042)       (0.004)       (0.024)
                                          -------       -------       -------
  Total Distributions Declared to
    Shareholders                           (0.112)       (0.097)       (0.105)
                                          -------       -------       -------
Net asset value - End of period            $9.010       $13.750       $12.450
                                          =======       =======       =======
Total return(b)                          (33.76)%        11.24%        16.28%
                                          =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.48% (c)     1.49% (c)     1.60% (g)
Net investment income                       0.89% (c)     0.87% (c)     0.75% (g)
Portfolio turnover                            12%            6%            4%
Average commission rate(d)               $0.0085       $0.0179            --
Net assets at end of period (000)       $180,832      $366,849      $345,583

--------------------------------------

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e) Includes distribution from Hong Kong Electric Holdings Ltd. which amounted to $0.015 per share.

(f) The predecessor Newport Fund was reorganized as Newport Tiger Fund on April 1, 1995. Under the plan of reorganization, existing shareholders of the predecessor Newport Fund received Class T or Class Z shares of Newport Tiger Fund. The financial highlights for Classes T and Z are presented as if the reorganization had occurred on January 1, 1995.

(g) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.11% on Class Z. Prior years' ratios are net of benefits received, if any.

(h) Includes distribution from Taiwan Fund which amounted to $0.013 per share.



                                                                                                                   May 31(f)
                                                                  Year ended December 31                              to
                                       ----------------------------------------------------------------------      December 31
                                           1994         1993 (b)      1992(b)           1991 (b)      1990 (b)      1989 (b)
                                          -------       -------       -------           -------       -------       -------
Net asset value - Beginning of period     $12.440        $7.120        $5.860            $4.650        $5.540        $5.000
                                          -------       -------       -------           -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                    0.060         0.040         0.020            (0.020)        0.010         0.040
Net realized and unrealized
 gain(loss)(a)                             (1.550)        5.330         1.270             1.230        (0.840)        0.500
                                          -------       -------       -------           -------       -------       -------
  Total from Investment Operations         (1.490)        5.370         1.290             1.210        (0.830)        0.540
                                          -------       -------       -------           -------       -------       -------
LESS DISTRIBUTIONS DECLARED
 TO SHAREHOLDERS:
From net investment income                 (0.040)       (0.040)       (0.020)               --       ($0.030)           --
From net realized gains                    (0.110)       (0.010)           --                --            --            --
In excess of net investment income             --            --        (0.010)               --            --            --
From capital paid in                           --            --            --                --        (0.030)           --
                                          -------       -------       -------           -------       -------       -------
  Total Distributions Declared to
    Shareholders                           (0.150)       (0.050)       (0.030)               --       (0.060)            --
                                          -------       -------       -------           -------       -------       -------
Net asset value - End of period           $10.800       $12.440        $7.120            $5.860        $4.650        $5.540
                                          =======       =======       =======           =======       =======       =======
Total return(c)                          (11.96)%        75.45%        22.02%            26.02%      (15.77)%        10.80%
                                          =======       =======       =======           =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                    1.29%         1.56%         1.85%             2.49%         2.88% (d)     3.30% (d) (g)
Net investment income                       0.57%         0.59%         0.36%           (0.40)%         0.05% (e)     2.01% (e) (g)
Portfolio turnover                             8%           11%           17%               59%           58%            5%
Net assets at end of period (000)        $456,241      $394,883       $98,836           $26,401       $14,504        $4,000

--------------------------------------


(a) Per share data was calculated using average shares outstanding during the period.

(b) Reflects 2 for 1 stock split effective November 29, 1993.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) 3.34% and 4.97% (annualized) before expense reimbursement for 1990 and 1989, respectively.

(e) (0.41%) and 0.34% (annualized) before expense reimbursement for 1990 and 1989, respectively.

(f) Commencement of operations.

(g) Annualized.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

Normally, the Fund will remain fully invested in equity securities of larger, well-established companies located in the Tiger countries. Investments in foreign securities, particularly securities issued by companies located in the Tiger countries, involve special risks. See "Foreign Investments" below. Dividend income will not be considered in choosing the investments of the Fund.

Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase stock, debt securities convertible into stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities), Global Depositary Receipts (receipts issued by foreign banks or trust companies) and shares of closed-end investment companies that invest primarily in the foregoing securities.

Foreign Investments. Investments in foreign securities, American Depositary Receipts and Global Depositary Receipts have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, difficulties in enforcing judgments abroad, the existence of less liquid and less regulated markets, the unavailability of reliable information about issuers, the existence of different accounting, auditing and financial standards in foreign countries, the existence (or potential imposition) of exchange control regulations (including currency blockage) and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Emerging Markets. Substantially all of the Fund's investments will consist of securities issued by companies located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

Although the securities markets of the Tiger countries, especially China, have grown and evolved rapidly over the last several years, political, legal, economic and regulatory systems continue to lag behind those of more developed countries. Accordingly, the risk that restrictions on repatriation of Fund investments may be imposed unexpectedly or other limitations on the Fund's ability to realize on its investments may be instituted are greater with respect to investments in the Tiger countries.

Hong Kong. A substantial portion of the Fund's investments has been and may continue to be concentrated in companies located in Hong Kong. Although Hong Kong has the most developed securities markets of the Tiger countries, a substantial portion of its economy is dependent on investments in or trade with China and other less-developed Asian countries. Political and economic developments in those countries including, but not limited to, inflation, recession or currency fluctuations, could adversely impact the Fund's Hong Kong investments.

As of July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China and Hong Kong became a Special Administrative Region of China. In connection with this transfer, China has agreed to maintain for 50 years Hong Kong's existing economic and social systems, as well as most of the personal freedoms currently enjoyed by Hong Kong residents. Nevertheless, it is impossible to predict with certainty the ultimate effect Chinese sovereignty will have on Hong Kong's business environment. Chinese sovereignty could result in the imposition of significant restrictions on social or economic activity within Hong Kong. These or other potential actions could adversely affect the Fund's Hong Kong investments.

General. The Tiger countries and countries in other parts of Southeast Asia have experienced rapid economic growth. While these countries are expected to continue to grow economically over the long term, they can be expected to do so at varying rates and to experience periods of high inflation, economic recession and currency fluctuations along the way. Such periods may be associated with greater, and sometimes extreme, fluctuations in the value of investments in the Region, compared to investments in more developed economies. Further, events in one country may impact investments in other countries. Monetary, fiscal and other governmental policies adopted by the countries in and around the Region in response to such economic developments could exacerbate any such fluctuations.

Other Investment Companies. Up to 10% of the Fund's total assets may be invested in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Futures Contracts and Foreign Currency Transactions. The Fund may purchase and sell futures contracts on foreign stock indexes (i) to gain exposure to a particular market pending investment in individual securities, or (ii) to hedge against anticipated market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. Transactions in futures contracts may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, if the Advisor's prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not hedged.

In connection with its investments in foreign securities, the Fund may purchase and sell foreign currencies on a spot or forward basis. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Leverage. The purchase and sale of foreign currencies on a forward basis may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with SEC pronouncements, to reduce (but not necessarily eliminate) leverage, the Fund will either "cover" its obligations under such transactions by holding the currency (or rights to acquire the currency) it is obligated to deliver under such contracts, or deposit and maintain in a segregated account with its custodian high quality liquid debt securities or equity securities denominated in the particular currency, equal in value to the Fund's obligations under such contracts.

Temporary/Defensive Investments. Temporarily available cash may be invested in U.S. dollar or foreign currency denominated cash equivalents and short-term debt obligations, including certificates of deposit, time deposits, bankers' acceptances, commercial paper, treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments or in investment grade U.S. or foreign debt securities during periods of unusual market conditions. The values of debt securities generally fluctuate inversely with changes in interest rates. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Borrowing of Money. The Fund may borrow money from banks and, if permitted by the SEC, other affiliated funds and other entities, for temporary or emergency purposes up to 33 1/3% of its total assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and fundamental investment policies listed in the Statement of Additional Information cannot be changed without shareholder approval. The Fund's non-fundamental investment policies may be changed without shareholder approval. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the SEC's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A and Class T shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.

Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Advisor.

The Advisor is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual).

The Administrator is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Mutual is considered to be the controlling entity of the Advisor, the Administrator and their affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Fund's shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Advisor, serves as the shareholder services and transfer agent for the Fund.

The Advisor furnishes the Fund with investment management services at the Advisor's expense. For these services, the Fund paid the Advisor 0.77% of the Fund's average daily net assets for fiscal year 1997.

Robert B. Cameron, Christopher Legallet, John M. Mussey and Thomas R. Tuttle co-manage the Fund.

Messrs. Mussey, President of the Advisor, and Tuttle, Senior Vice President of the Advisor, have each co-managed the Fund since 1989 and 1995, respectively. Messrs. Mussey and Tuttle also are President and Director, and Senior Vice President, respectively, of Newport Pacific Management, Inc. (Newport Pacific), the Advisor's immediate parent, and have each managed other funds or accounts on their behalf since 1983.

Mr. Cameron, Senior Vice President of the Advisor, has managed the Fund since October 1998. Prior to joining the Advisor in 1996, Mr. Cameron was a branch manager-equity sales at CS First Boston, Swiss Bank Corp. and Barings Securities.

Mr. Legallet, Senior Vice President of the Advisor, has managed the Fund since October 1998. He has been affiliated with the Advisor since 1997. Prior to his affiliation with the Advisor, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investment in Asia.

See "Management of the Fund" in the Statement of Additional Information for more information.

The Administrator provides certain administrative services to the Fund, for which the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a monthly fee at the annual rate of 0.236% of average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Advisor or the Administrator may agree.

The Advisor places all orders for purchases and sales of portfolio securities. In selecting broker-dealers, the Advisor seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. When the Advisor believes that more than one broker-dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Advisor often selects a broker-dealer that furnishes it with research products or services, and may consider sales of shares of the Fund as a factor in the selection of the broker-dealer.

YEAR 2000

The Fund's Advisor, Administrator Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are working with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Administrator determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. The Board of Trustees has adopted procedures to value at their fair value
(i) foreign securities if the value of such securities has been materially affected by events occurring after the closing of a foreign market and (ii) all other securities.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain annually in December. Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Fundamatic program is $50; and the minimum initial investment for retirement accounts sponsored by the Distributor is $25. Certificates will not be issued for the Class B, C or T shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                               Initial Sales Charge
                        ------------------------------------
                                                 Retained
                                               by Financial
                                                 Service
                                                   Firm
                               as % of           as % of
                        ----------------------
                          Amount    Offering   Offering
Amount Purchased         Invested     Price      Price

Less than $50,000         6.10%       5.75%       5.00%
$50,000 to less than
  $100,000                4.71%       4.50%       3.75%
$100,000 to less than
  $250,000                3.63%       3.50%       2.75%
$250,000 to less than
  $500,000                2.56%       2.50%       2.00%
$500,000 to less than
  $1,000,000              2.04%       2.00%       1.75%
$1,000,000 or more        0.00%       0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                              Commission
First $3,000,000                                 1.00%
Next $2,000,000                                  0.50%
Over $5,000,000                                  0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months after the end of the month in which the purchase was accepted. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee), and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

                 Years                  Contingent Deferred
             After Purchase                 Sales Charge
                  0-1                           5.00%
                  1-2                           4.00%
                  2-3                           3.00%
                  3-4                           3.00%
                  4-5                           2.00%
                  5-6                           1.00%
              More than 6                       0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor.

Class T Shares. Class T shares may be purchased only by shareholders of the predecessor Newport Fund as of March 24, 1995, who paid a sales charge when they purchased their shares of the Fund and who continue to hold Class T shares at the time of purchase. Class T shares are offered at net asset value plus an initial or contingent deferred sales charge as follows:


                               Initial Sales Charge
                        ------------------------------------
                                               Retained
                                             by Financial
                                               Service
                                                 Firm
                               as % of          as % of
                        ----------------------
                          Amount    Offering   Offering
Amount Purchased         Invested     Price       Price

Less than $50,000         6.10%       5.75%       5.00%
$50,000 to less than
  $100,000                4.71%       4.50%       3.75%
$100,000 to less than
  $250,000                3.63%       3.50%       2.75%
$250,000 to less than
  $500,000                2.56%       2.50%       2.00%
$500,000 to less than
  $1,000,000              2.04%       2.00%       1.75%
$1,000,000 or more        0.00%       0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                              Commission
First $3,000,000                                1.00%
Next $2,000,000                                 0.50%
Over $5,000,000                                 0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account's value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months after the end of the month in which the purchase was accepted. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee applicable to Classes B and C. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for the Class A, C or T shares. Purchases of $1 million or more must be for the Class A or T shares. Class T shares may be purchased only by certain shareholders of the predecessor Newport Fund as of March 24, 1995. Consult your financial service firm.

The Fund also offers Class Z shares, which are offered through a separate Prospectus only to (i) certain shareholders of the predecessor Newport Fund as of March 24, 1995, who purchased their shares of that fund at net asset value,
(ii) employees of the Administrator and its affiliates and (iii) certain institutions (including certain insurance companies and banks investing for their own accounts, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million of the Fund.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced, or without, initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Contingent Redemption Fee. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. The Fund will assess a redemption fee in the amount of 2.00% on redemptions and exchanges of Fund shares purchased and held for five business days or less.

The contingent redemption fee will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the five business day holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is five business days or less, the contingent redemption fee will be assessed.

The contingent redemption fee does not apply to any shares purchased through the reinvestment of dividends. The fee may not apply to omnibus accounts.

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form.

Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Advisor, the Administrator and their affiliates. Generally, such exchanges must be between the same class of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.

Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Advisor determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Advisor's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders. All exchanges within five business days after a purchase are subject to a 2.00% contingent redemption fee. See "How to Sell Shares - Contingent Redemption Fee."

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined. Exchanges of Class A shares are not subject to a contingent deferred sales charge. However, in determining whether a contingent deferred sales charge is applicable to redemptions, the schedule of the fund into which the original investment was made should be used.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund X to Fund Y and back to Fund X would be permitted only once during each three-month period.

Class T Shares. No other Colonial fund offers Class T shares. Class T shares of the Fund may be exchanged into the Class A shares of any other Colonial fund. However, if a Class T shareholder exchanges into the Class A shares of another fund and then exchanges back to the Fund, the latter exchange will be made into the Fund's Class A shares.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Advisor, the Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

12B-1 PLAN

Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to the Class A, B and C shares. The Fund also pays the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because Class B and Class C shares bear additional distribution fees, their dividends will be lower than the dividends of Class A shares. Dividends on Class A shares will be lower than the dividends of Class T shares since Class T shares do not bear a service fee. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain opinions of counsel or Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the

Distributor and its affiliates (including the Advisor and the Administrator) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Fund is the successor by merger to the predecessor Newport Fund, which commenced operations in 1989. The Fund was organized in 1994 as a separate portfolio of the Trust, which is a Massachusetts business trust organized in 1991.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Advisor
Newport Fund Management, Inc.
580 California Street, Suite 1960
San Francisco, CA  94104

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
The Chase Manhattan Bank
270 Park Avenue
New York, NY  10017-2070

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:


Printed in U.S.A.



April 30, 1998, Revised October 30, 1998

NEWPORT TIGER FUND

PROSPECTUS


Newport Tiger Fund seeks capital appreciation by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

For more detailed information about the Fund, call the Administrator at 1-800-426-3750 for the April 30, 1998 Statement of Additional Information.



----------------------------- ------------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- ------------------------------

                               NEWPORT TIGER FUND

     Supplement to Statement of Additional Information dated April 30, 1998
                   (Replacing Supplement dated June 22, 1998)

Newport Tiger Fund's (Fund) Statement of Additional Information is amended as follows:

(1) A Special Meeting of Shareholders of the Fund was held on October 30, 1998. The following proposals received the required approvals and are effective immediately:

    (a) The fundamental and non-fundamental investment policies are revised in their entirety as follows:

The Fund may:

1. Not concentrate more than 25% of the Fund's total assets in any industry (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) or with respect to 75% of the Fund's assets, purchase the securities of any issuer if, as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer. Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund;

2. Underwrite securities issued by others only when disposing of portfolio securities;

3 Borrow from banks, other affiliated funds and other persons to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

4. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements;;

5. Purchase and sell futures contracts and related options as long as the total initial margin and premiums do not exceed 5% of total assets; and

6. Only own real estate acquired as the result of owning securities and not more than 5% of total assets.

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1.    Invest more than 15% of its net assets in illiquid assets; and

2. Have a short sales position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of securities.

     (b) John Carberry, Salvatore Macera, Thomas E. Stizel and Anne-Lee Verville were elected as new trustees.

John Carberry(1), Age 51, is Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers (investment banking) from January 1988 to January 1998).

Salvatore Macera, Age 67, is a Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc. (electronics)). Trustee: Liberty Variable Investment Trust, Stein Roe Variable Investment Trust.

Thomas E. Stitzel, Age 58, is Professor of Finance, College of Business, Boise State University (higher education); Business consultant and author. Trustee:
Liberty Variable Investment Trust, Stein Roe Variable Investment Trust.

Anne-Lee Verville, Age 51, is a Consultant (formerly General Manager, Global Education Industry from 1994 to 1997, and President, Applications Solutions Division from 1991 to 1994, IBM Corporation (global education and global applications)).


--------------------------------

(1) Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial Companies, Inc., an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

The following table sets forth the compensation paid to Mr. Macera and Dr. Stitzel in their capacities as Trustees of Liberty Variable Investment Trust
(LVIT), which offers nine funds: Colonial Growth and Income Fund, Variable Series, Stein Roe Global Utilities Fund, Variable Series, Colonial International Fund for Growth, Variable Series, Colonial U.S. Stock Fund, Variable Series, Colonial Strategic Income Fund, Variable Series, Newport Tiger Fund, Variable Series, Liberty All-Star Equity Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series and Colonial High Yield Securities Fund, Variable Series, for serving during the fiscal year ended December 31, 1997:

                                                                                Total Compensation From the LVIT and
                                                                                Investment Companies which are Series
Trustee                                  Aggregate 1997 Compensation(2)         of LVIT in 1997(3)
-------                                  ---------------------------            ---------------
Salvatore Macera                         $12,500                                $33,500
Thomas E. Stitzel                         12,500                                 33,500

(2) Liberty Financial Investments, Inc., the Fund's distributor, has changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name does not affect the investment management of, or service to, the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of its parent company, Liberty Financial Companies, Inc. (NYSE:L).

(3) Colonial Investors Service Center, Inc., the Fund's transfer agent, has changed its name to Liberty Funds Services, Inc. The new name will not affect services to the Fund.

(4) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect services to the Fund.

(5) The following is added as the last paragraphs under the caption PERFORMANCE MEASURES:

General. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar costs averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.


NT-39/172G-1198                                                October 30, 1998



--------------

(2) Consists of Trustee fees in the amount of (i) a $5,000 annual retainer, (ii) a $1,500 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting.

(3) Includes Trustee fees paid by LVIT and by Stein Roe Variable Investment
Trust.